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                        SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 6, 1998


                               GRAND CASINOS, INC.
            (Exact name of registrant as specified in its charter)


   MINNESOTA                           0-19565                   41-1689535
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)


130 CHESHIRE LANE, MINNETONKA, MINNESOTA                      55305
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code: (612) 449-9092


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)


                        Exhibit Index Appears on Page 3

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ITEM 5.  OTHER EVENTS.

     Attached hereto as Exhibit 99.1 is the Supplement dated November 6, 1998 to the Joint Proxy Statement of Grand Casinos, Inc. and Hilton Hotels Corporation, and the Prospectus of Park Place Entertainment Corporation which Supplement was first mailed on or about November 9, 1998 to shareholders of record as of October 20, 1998.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)Exhibits

99.1 Supplement dated November 6, 1998 to Hilton Hotels Corporation and Grand Casinos, Inc. Joint Proxy Statement.




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       GRAND CASINOS, INC.
                                       (Registrant)



Date: November 10, 1998                By: /s/ Timothy Cope
                                          --------------------------------
                                       Name:  Timothy Cope
                                       Title: Chief Financial Officer













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                                 EXHIBIT INDEX



EXHIBIT NO.     DESCRIPTION                                            PAGE
-----------     -----------                                            ----

   99.1         Supplement dated November 6, 1998 to Hilton
                Hotels Corporation and Grand Casinos, Inc. Joint
                Proxy Statement.......................................   4

















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